                     VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

                                                       Amount of     % of
                            Offering       Total        Shares     Offering
   Security      Purchase/  Price of     Amount of     Purchased  Purchased
   Purchased    Trade Date   Shares      Offering       By Fund    By Fund        Brokers        Purchased From
--------------  ----------  --------  --------------  ----------  ---------  ----------------  -----------------
   American      11/19/09    $106.31  $  643,835,000  $1,000,000    0.155%   BMO Capital       BMO Capital
   Municipal                                                                 Markets,          Markets
  Power-Ohio,                                                                Merrill
     Inc.                                                                    Lynch &
                                                                             Co.,
                                                                             Barclays
                                                                             Capital
                                                                             Inc.,
                                                                             Morgan
                                                                             Stanley,
                                                                             Edward
                                                                             Jones,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             The
                                                                             Huntington
                                                                             Investment
                                                                             Company,KeyBanc
                                                                             Capital
                                                                             Markets,
                                                                             Inc.,
                                                                             Samuel A.
                                                                             Ramirez &
                                                                             Co., Inc.,
                                                                             Raymond
                                                                             James &
                                                                             Associates,
                                                                             Inc.

  Puerto Rico    01/28/10    $55.805  $1,823,757,271  $  600,000    0.033%   Citigroup,        Citigroup
   Sales Tax                                                                 BofA
   Financing                                                                 Merrill
  Corporation                                                                Lynch,
                                                                             Barclays
                                                                             Capital,
                                                                             J.P.
                                                                             Morgan,
                                                                             Goldman,
                                                                             Sachs &
                                                                             Co., Morgan
                                                                             Stanley,
                                                                             RBC

                                                                             Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico,
                                                                             BBVAPR MSD,
                                                                             FirstBank
                                                                             Puerto Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Scotia
                                                                             Capital

  Puerto Rico    01/28/10    $96.909  $1,823,757,271  $  385,000    0.021%   Citigroup,        Citigroup
   Sales Tax                                                                 BofA
   Financing                                                                 Merrill
  Corporation                                                                Lynch,
                                                                             Barclays
                                                                             Capital,
                                                                             J.P.
                                                                             Morgan,
                                                                             Goldman,
                                                                             Sachs &
                                                                             Co., Morgan
                                                                             Stanley,
                                                                             RBC Capital
                                                                             Markets,
                                                                             Wells Fargo
                                                                             Securities,
                                                                             UBS
                                                                             Financial
                                                                             Services
                                                                             Incorporated
                                                                             of Puerto
                                                                             Rico,
                                                                             BBVAPR MSD,
                                                                             FirstBank
                                                                             Puerto

                                                                             Rico
                                                                             Securities,
                                                                             Popular
                                                                             Securities,
                                                                             Santander
                                                                             Securities,
                                                                             Scotia
                                                                             Capital